UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       March 1, 2006 (February 24, 2006)
CLARCOR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11024	36-0922490

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

840 Crescent Centre Drive, Suite 600, Franklin, TN	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	615-771-3100

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     5.02(b) On February 24, 2006, the Company was notified that Marcia Blaylock, the Company’s Vice President — Controller and the Company’s principal accounting officer, would resign effective on or about March 24, 2006. After 31 years of continuous service, Mrs. Blaylock is leaving to pursue personal interests, but will continue to provide support to the Company on a consulting basis until a successor is appointed and through a transition period. Also, until such time, the Company’s Vice President and Chief Financial Officer, Bruce Klein, will assume the duties as the Company’s principal accounting officer.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARCOR INC.
By	/s/ Bruce A. Klein
Bruce A. Klein,
Vice President and Chief Financial Officer

Date: March 1, 2006